EXHIBIT 99.1

GlobalSantaFe Fleet Status

as of 09.07.06

	Rig Name	Rated Water Depth	Rig Design	Location	Change from Previous Month	Status	Start Date	Estimated Current Contract End Date	Dayrate (in thousands) -See Note 1 Below	Additional Commitments and Other Information-See Note 2 below
JACKUPS (45)
1	GSF Adriatic I	300'	MLT 116-C	Angola		Contracted	late Feb 06	mid Mar 07	low $110s	3-week farmout early Oct 06 in mid $140s
2	GSF Adriatic II	350'	MLT 116-C	Angola		Contracted	late Nov 04	late May 07	mid $50s
3	GSF Adriatic III	350'	MLT 116-C	Gulf of Mexico		Contracted	early Jul 06	late Dec 06	low $130s	7-days repairs mid Sep 06 at zero dayrate
4	GSF Adriatic V	300'	MLT 116-C	Angola		Contracted	late Sep 04	early Apr 07	mid $50s
5	GSF Adriatic VI	300'	MLT 116-C	Gabon	Yes	Contracted	mid Apr 06	early Sep 06	low $120s	Followed by 2-month contract in mid $130s; followed by 2 1/2-month contract in mid $140s; followed by 6-month contract in mid $140s; followed by 2-month contract in low $180s; followed by 1-month contract in mid $190s; followed by 9-month commitment in low $210s
6	GSF Adriatic VII	350'	MLT 116-C	Gulf of Mexico		Idle			zero	Idle at zero dayrate due to damages caused by Hurricane Rita; See Note 3 below
7	GSF Adriatic VIII	328'	MLT 116-C	Nigeria	Yes	Contracted	late Mar 06	late Mar 07	mid $140s	Followed by 2-year contract in high $180s
8	GSF Adriatic IX	350'	MLT 116-C	Gabon		Contracted	early Mar 06	late Dec 06	at $100	Followed by 1 1/2-year contract in mid $150s
9	GSF Adriatic X	350'	MLT 116-C	Egypt		Contracted	early Nov 04	early Nov 06	low $60s	Followed by 2-year contract in low $150s; (10-day survey mid Jun 06 at zero dayrate)
10	GSF Adriatic XI	300'	MLT 116-C	Vietnam		Contracted	mid Feb 06	mid Mar 07	low $110s	(21-day survey early May 06 at zero dayrate)
11	GSF Baltic	375'	MLT SUPER300	Nigeria	Yes	Contracted	early Jun 06	late Nov 06	low $130s	Followed by 2-month contract in low $190s; followed by 17-day MOB to EG in low $210s; followed by 2-month contract in low $240s; followed by 17-day MOB to Nigeria in low $210s; followed by 2-year contract at $205
12	GSF Britannia	200'	Bret Engineering	UK North Sea	Yes	Contracted	late Mar 05	mid Feb 07		(First year in mid $50s; second year in low $60s); followed by 2-week survey in mid $30s; followed by 2-year option in low $60s
13	GSF Compact Driller	300'	MLT 116-C	Thailand		Contracted	early Sep 02	late Oct 07		Dayrate adjusted every 3-months based on market dayrate to a cap of high $70s; dayrate for Jul 06 thru Sep 06 estimated in high $70s
14	GSF Constellation I	400'	F&G JU 2000	Trinidad		Contracted	early Aug 04	early Aug 07	low $70s
15	GSF Constellation II	400'	F&G JU 2000	Egypt	Yes	Contacted	late May 06	mid Nov 06	low $170s	Followed by 3-year contract in high $180s; (17-days on standby early Apr 06 at zero dayrate)
16	GSF Galaxy I	400'	F&G L-780 Mod VI	UK North Sea	Yes	Contracted	late Aug 05	late Mar 07	at $100	Followed by 3-week contract at $105; followed by 1-week option at $105; followed by 3 1/2-month contract at $300; followed by 2-month contract at $100; followed by 4-month contract in mid $110s; followed by 4-month contract in high $220s; (24-day survey early Apr 06 at zero dayrate; 15-day survey early May 06 at zero dayrate; 16-days upgrades mid May 06 in high $40s; 7-days upgrades early Jun 06 in high $40s; 8-days repairs late Jun 06 at zero dayrate; 4 days downtime late Aug 06 at zero dayrate)
17	GSF Galaxy II	400'	KFELS Mod VI	East Canada	Yes	Contracted	mid Apr 06	mid Nov 06	mid $120s	Followed by 1-month contract at $300; followed by 1 1/2-months available; followed by 16-day MOB to North Sea early Feb 07 at zero dayrate; followed by 39-days upgrades late Feb 07 at zero dayrate; followed by 6-month commitment at $300; followed by 5-month commitment in mid $310s
18	GSF Galaxy III	400'	KFELS Mod VI	UK North Sea		Contracted	early Oct 05	mid Mar 08	mid $90s	Followed by 2-year option in mid $90s
19	GSF Galveston Key	300'	MLT 116-C	Vietnam		Contracted	late Mar 06	late Mar 08	high $140s
20	GSF High Island I	250'	MLT 82-SD-C	Gulf of Mexico	Yes	Contracted	early Jul 06	late Sep 06	low $130s
21	GSF High Island II	270'	MLT 82-SD-C	Gulf of Mexico	Yes	Repairs	mid Aug 06	mid Sep 06	zero	Followed by 4 1/2-months available; followed by 4-month MOB to Arabian Gulf and shipyard upgrade, all at zero dayrate; followed by 4-year contract in mid $160s plus $24 million MOB revenue amoritized over 4-year contract period; (All of April 06, 19-days of May 06, 1-day late Jun 06 and 2-days mid Aug 06 at zero dayrate while completing repairs); (Mid May 06 to early Aug 06 in low $120s)
22	GSF High Island III	250'	MLT 82-SD-C	Gulf of Mexico		Idle			zero	Idle at zero dayrate due to damages caused by Hurricane Rita; See Note 3 below
23	GSF High Island IV	270'	MLT 82-SD-C	Gulf of Mexico	Yes	Contracted	late Jul 06	mid Sep 06	at $107	Followed by 1/2-month available; followed by 5-month MOB to Arabian Gulf and shipyard upgrade, all at zero dayrate; followed by 4-year contract in mid $160s plus $24 million MOB revenue amoritized over 4-year contract period; (All of Apr 06, May 06 and 8 days of June 06 at zero dayrate while completing repairs; 22-days Jul 06 on standby at zero dayrate)
24	GSF High Island V	270'	MLT 82-SD-C	Gabon		Contracted	early Jul 06	early Apr 07	mid $80s
25	GSF High Island VII	250'	MLT 82-SD-C	Cameroon	Yes	Contracted	late Aug 06	early Mar 07	high $90s	Followed by 17-month contract in low $160s
26	GSF High Island VIII	250'	MLT 82-SD-C	Gulf of Mexico		Contracted	mid Apr 06	mid Oct 06	mid $120s	Followed by 3-month commitment in low $140s
27	GSF High Island IX	250'	MLT 82-SD-C	Nigeria		Contracted	late Jun 06	late Jun 07	mid $140s	Followed by 2-year contract in low $150s; (22-days early Apr 06 at zero dayrate)
28	GSF Key Gibraltar	300'	MLT 84-C (modified)	Thailand	Yes	Contracted	early Oct 04	mid Oct 06		Dayrate adjusted every three months based on market dayrate to a cap of low $80s; dayrate for Jul 06 thru Sep 06 estimated in low $80s; followed by 3-month contract in low $190s; followed by 5-month contract at $204; followed by 4-month contract in low $190s; followed by 1-year contract at $205
29	GSF Key Hawaii	300'	Mitsui 300-C	Qatar	Yes	Contracted	early Dec 04	early Dec 06	low $50s	Followed by 5 1/2-month contract in mid $190s; (3-days repairs late Apr 06 at zero dayrate; 5-days repairs early May 06 at zero dayrate)
30	GSF Key Manhattan	350'	MLT 116-C	Egypt	Yes	Contracted	early Jul 06	early Jul 08		(first year in mid $130s; second year in mid $150s); (10-days repairs late Oct 06 at zero dayrate)
31	GSF Key Singapore	350'	MLT 116-C	Egypt	Yes	Contracted	early Jun 06	mid Jul 08		(first year in mid $130s; second year in mid $150s); (19-days repairs early Apr 06 at zero dayrate; 16-days repairs early May 06 at zero dayrate; 15-days mid May 06 in low $70s)
32	GSF Labrador	300'	CFEMT-2005-C	UK North Sea		Contracted	early Jul 06	late Apr 07	low $90s	Followed by 7-month commitment in low $170s; followed by 6-month commitment in low $220s; (12-days inspections late Jun 06 at zero dayrate; 1-day inspections early July 06 at zero dayrate)
33	GSF Main Pass I	300'	F&G L780-II	Gulf of Mexico	Yes	Repairs	mid Jul 06	mid Oct 06	zero	Followed by 6-month MOB to Arabian Gulf and shipyard upgrade, all at zero dayrate; followed by 4-year contract in mid $160s plus $24 million MOB revenue amoritized over 4-year contract period
34	GSF Main Pass IV	300'	F&G L780-II	Gulf of Mexico	Yes	Contracted	mid Jun 06	late Sept 06	at $100	Followed by 2 1/2-months available for dayrate; followed by 1 1/2-month maintenance in GOM at zero dayrate; followed by 5-month MOB to Arabian Gulf and shipyard upgrade, all at zero dayrate; followed by 4-year contract in mid $160s plus $24 million MOB revenue amoritized over 4-year contract period; (18-days repairs early May 06 at zero dayrate; 4-days standby mid Jun 06 at zero dayrate)
35	GSF Magellan	350'	F&G L-780 Mod V	UK North Sea	Yes	Contracted	mid Feb 06	mid Sep 07		(First 6 1/2-months in low $140s; last 12 1/2-months in mid $140s); followed by 30-day survey at zero dayrate; followed by 4-month commitment at $300
36	GSF Monarch	350'	F&G L-780 Mod V	UK North Sea	Yes	Contracted	early Jun 05	late Mar 07		First year in low $70s; second year in mid $70s; (15-day survey mid Aug 06 at zero dayrate; 4-day survey early Sep 06 at zero dayrate); followed by 2-year option in mid $70s
37	GSF Monitor	350'	F&G L-780 Mod V	Trinidad	Yes	Contracted	mid Mar 06	mid Mar 09	high $140s	(10-days inspections mid Aug 06 at zero dayrate; 3-days inspections early Sep 06 at zero dayrate)
38	GSF Parameswara	300'	Baker Marine BMC 300 IC	Indonesia		Contracted	mid Oct 05	late Jun 08	at $101
39	GSF Rig 103	250'	MLT 52-C	Qatar		Contracted	early Oct 04	late Sep 06	high $40s	Followed by 9-month contract in low $130s; followed by 5-month contract in low $170s
40	GSF Rig 105	250'	MLT 52-C	Gulf of Suez	Yes	Contracted	mid Jun 06	mid Mar 07	mid $80s	(10-day survey early Nov 06 at zero dayrate)
41	GSF Rig 124	250'	Modec 200C-45	Gulf of Suez	Yes	Contracted	early Jun 06	late Nov 06	mid $50s	(10-day survey late Nov 06 at zero dayrate)
42	GSF Rig 127	250'	F&G L-780 Mod II	Qatar		Contracted	early Jun 06	early Jun 07	low $120s	(17-day repairs mid May 06 at zero dayrate; 4-days repairs early Jun 06 at zero dayrate)
43	GSF Rig 134	300'	F&G L-780 Mod II	Malaysia	Yes	Contracted	mid Mar 06	mid Mar 07	high $120s	Followed by 3-year commitment in mid $160s; (4-days downtime mid Jun 06 at zero dayrate)
44	GSF Rig 136	300'	F&G L-780 Mod II	Indonesia	Yes	Contracted	late Apr 06	late Oct 06	mid $110s	Followed by 11-month commitment in low $160s; followed by 6-month contract in low $210s; (12-days repairs mid Apr 06 at zero dayrate)
45	GSF Rig 141	250'	MLT 82-SD-C	Gulf of Suez	Yes	Contracted	mid Feb 06	mid Feb 07	low $70s	(3 days maintenance early Jun 06 at zero dayrate; 10-days downtime late Dec 06 at zero dayrate)

	Rig Name	Rated Water Depth	Rig Design	Location	Change from Previous Month	Status	Start Date	Estimated Current Contract End Date	Dayrate (in thousands) - See Note 1 Below	Additional Commitments and Other Information-See Note 2 below
SEMISUBMERSIBLES (11)

1	GSF Aleutian Key	2,300'	F&G Enhanced Pacesetter	Trinidad	Yes	Contracted	early May 06	mid Oct 06	mid $140s	Followed by 21 day MOB to West Africa in mid $340s; followed by 20-month contract in low $350s
2	GSF Arctic I	3,400'	F&G L-907	Gulf of Mexico	Yes	Contracted	late Aug 06	late Nov 06	mid $270s	Followed by 2-month contract in mid $320s; followed by 3-months available; followed by 3-year contract in low $270s commencing 2Q 07 (Brazil); (44-days downtime late Apr 06 in mid $150s; 12-days downtime mid Jun 06 at zero dayrate)
3	GSF Arctic II	1,200'	F&G L-907	UK North Sea	Yes	Contracted	early Sep 06	late Nov 06	low $180s	Followed by 2-month commitment at $200; followed by 2 1/2-month contract at $200; followed by 2-month contract in low $420s; followed by 2-month commitment in low $380s; followed by 4-month contract in low $420s; followed by 1-month upgrades at zero dayrate; followed by 2-month commitment in mid $420s; (10-days downtime mid Jun 06 at zero dayrate)
4	GSF Arctic III	1,800'	F&G L-907	UK North Sea		Contracted	late Nov 05	late Dec 06	low $150s	Followed by 1-year contract in low $350s
5	GSF Arctic IV	1,800'	F&G L-907	UK North Sea	Yes	Contracted	early Aug 06	mid Nov 06	mid $180s	Followed by 21-days inspections at zero dayrate; followed by 2 1/2-month contract at $200; followed by 2-month unpriced option; followed by 3-year contract in mid $270s commencing 2Q 07 (North Sea); (18-days downtime mid July 06 at zero dayrate; 4-days downtime early Aug 06 at zero dayrate)
6	GSF Celtic Sea	5,750'	F&G L-907	Gulf of Mexico	Yes	Contracted	mid Jul 06	late Oct 06	low $310s	Followed by 4 1/2-month contract in mid $170s; followed by 3-week contract at $300; followed by 2-month unpriced option; followed by 1-year contract in mid $320s
7	GSF Development Driller I	7,500'	F&G ExD	Gulf of Mexico		Contracted	mid Jun 06	mid Jun 08	low $210s	Start date delayed to mid June 06 due to unexpected correction of a thruster defect after arrival in GOM and additional damage caused by Hurricane Katrina; Loss of hire insurance equal to full dayrate was paid to mid Apr 06; Loss of hire insurance not paid during the period of 60 days prior to commencement of operations (mid Apr 06 to mid June 06) while rig was undergoing acceptance testing with customer; (1-day early Jul 06 at zero dayrate)
8	GSF Development Driller II	7,500'	F&G ExD	Gulf of Mexico		Contracted	mid Nov 05	late Dec 08	low $180s	(6-days repairs early May 06 at zero dayrate)
9	GSF Grand Banks	1,500'	AKER H-3.2	East Canada		Contracted	mid Jan 06	mid Jan 08	mid $140s	(31-days repairs mid Apr 06 to mid May 06 at zero dayrate; 7-days repairs late May at zero dayrate)
10	GSF Rig 135	2,400'	F&G 9500 Enhanced Pacesetter	Equatorial Guinea	Yes	Contracted	late Feb 06	late Feb 07	at $300	Followed by 3-month contract in mid $320s; followed by 2 1/2-year contract in mid $320s (Congo); (5-days downtime early Aug 06 at zero dayrate)
11	GSF Rig 140	2,400'	F&G 9500 Enhanced Pacesetter	UK North Sea	Yes	Contracted	early Jun 06	late Sep 06	high $190s	Followed by 1-month contract in low $240s; followed by 2-month unpriced option; followed by 2-month commitment in mid $220s; followed by 1-month MOB to Angola in mid $280s; followed by 2-year contract at $305 (Angola); (29-days inspections May 06 a zero dayrate)

DRILLSHIPS (3)

1	GSF C.R. Luigs	9,000'	GMDC	Gulf of Mexico	Yes	Contracted	early Jan 06	mid Sep 06	low $180s	Followed by 1-year contract in mid $220s; followed by 2-year contract in low $390s
2	GSF Explorer	7,800'	GMDC	Gulf of Mexico		Contracted	late Apr 06	late Apr 07	see comments	(First 9-weeks in mid $230s, last 10-months in low $240s); Followed by 2-year contract in mid $360s (Angola); (18-days testing early Apr 06 at zero dayrate, 3-days standby mid May 06 at zero dayrate, 1-day standby early Jun 06 at zero dayrate)
3	GSF Jack Ryan	8,000'	GMDC	Angola	Yes	Contracted	mid Mar 06	mid Sep 06	high $240s	Followed by 6-month contract in high $260s; followed by 2-year contract in high $290s; followed by 4-year contract in mid $420s

	Owned by Third Party (2)	Rated Drilling Depth	Rig Design	Location	Change from Previous Month	Status	Start Date	Estimated Current Contract End Date	Dayrate (in thousands) - See Note 1 Below	Additional Commitments and Other Information -See Note 2 below

1	Dada Gorgud	1,557'	F&G Pacesetter	Caspian Sea		Contracted	mid Mar 00	late Dec 07	high $70s	Evergreen
2	Istiglal	2,297'	F&G Pacesetter	Caspian Sea		Contracted	early Jul 05	late Dec 07	low $80s	Evergreen

Note 1: In addition to the dayrate revenues set forth in this fleet status table, the company receives other miscellaneous contract drilling revenues not included in the table. These revenues are the result of rig mobilization fees and miscellaneous fees including catering, labor, material, rental, handling, and incentive bonuses. During the first and second quarters of 2006, other miscellaneous contract drilling revenues totaled $42.7 million and $25.5 million, respectively. For the third and fourth quarters of 2006, we anticipate that other miscellaneous contract drilling revenues will be approximately $23.7 million and $20.3 million, respectively, but such revenues could vary due to the type of services provided.

In addition to other miscellaneous contract drilling revenues, the company receives contract drilling expense reimbursements. During the first and second quarters of 2006, contract drilling expense reimbursements totaled $24.3 million and $18.8 million, respectively. For the third and fourth quarters of 2006, we anticipate that contract drilling expense reimbursements will be approximately $21.3 million and $22.5 million, respectively, but such reimbursements could vary due to the type of services provided.

Note 2: Customer commitments referred to in this column are evidenced by formal contracts only when so noted. There is no implication of guarantee that present commitments not yet evidenced by contracts will result in contracts or that such contracts will be on terms identical to the commitments. In addition, the duration of commitments and contracts indicated in this column is, in some cases, an estimate based on the number of wells to be drilled pursuant to such commitments and contracts.

Note 3: Hurricane Rita caused considerable damage to the GSF High Island III and the GSF Adriatic VII. During the second quarter of 2006, we decided to dispose of these rigs and are currently evaluating whether to sell the rigs to a third party or to declare them constructive total losses under our insurance party. If either the GSF High Island III or GSF Adriatic VII is declared to be constructive total losses, we will be entitled to receive the total insured values of the rigs of $55 million and $70 million, respectively. Taking into consideration the losses already recorded for these two rigs they have a current book value of $1.2 million and $1.4 million, respectively, which is equal to their estimated salvage value.

Forward-Looking Statements:

Under the Private Securities Litigation Reform Act of 1995, companies are provided a “safe harbor” for discussing their expectations regarding future performance. We believe it is in the best interests of our shareholders and the investment community to use these provisions and provide such forward-looking information. We do so in this current report on Form 8-K and in other communications. Our forward-looking statements include things such as: (a) the anticipated amounts of miscellaneous contract drilling revenues and contract drilling expense reimbursements for the third and fourth quarters of 2006; (b) estimated dayrates; (c) current term, start and end dates of contracts; and (d) other statements that are not historical facts.

Our forward-looking statements speak only as of the date of this current report on Form 8-K and are based on available industry, financial and economic data and our operating and financing plans as of that date. They are also inherently uncertain, and investors must recognize that events could turn out to be materially different from what we expect.

Factors that could cause or contribute to such differences include, but are not limited to (a) industry fleet capacity; (b) changes in foreign and domestic oil and gas exploration and production activity; (c) competition; (d) regulatory initiatives and compliance with governmental regulations; and (e) such other risk factors as may be discussed in our latest annual report on Form 10-K and subsequent reports filed with the U.S. Securities and Exchange Commission.

We caution investors not to place undue reliance on forward-looking statements, and do not undertake any obligation to update publicly or otherwise revise any forward-looking statements, whether as a result of new information, future events or other such factors that affect the subject of these statements, except where expressly required by law.

Definitions:

low = 0, 1, 2, 3.999 ie: 50,000 - 53,999

mid = 4, 5, 6.999 ie: 54,000 - 56,999

high = 7, 8, 9.999 ie: 57,000 - 59,999